UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08985

LMP Corporate Loan Fund Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888) 777-0102

Date of fiscal year end: September 30

Date of reporting period: March 31, 2014

ITEM 1. REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Semi-Annual Report	March 31, 2014

LMP

CORPORATE LOAN FUND INC. (TLI)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund’s investment objective is to maximize current income consistent with prudent efforts to preserve capital.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the semi-annual report of LMP Corporate Loan Fund Inc. for the six-month reporting period ended March 31, 2014. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.lmcef.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Kenneth D. Fuller

Chairman, President and Chief Executive Officer

April 25, 2014

II	LMP Corporate Loan Fund Inc.

Investment commentary

Economic review

While the pace was uneven, the U.S. economy continued to grow over the six months ended March 31, 2014 (the “reporting period”). Looking back, U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was 4.1% during the third quarter of 2013, its best reading since the fourth quarter of 2011. The economy then decelerated during the fourth quarter of 2013, with GDP growth of 2.6%. Slower growth was due to several factors, including a deceleration in private inventory investment, declining federal government spending and less residential fixed investments. The Commerce Department’s initial reading for first quarter 2014 GDP growth, released after the reporting period ended, was 0.1%. The sharp decline in growth was partially attributed to severe winter weather in the U.S., as well as slower growth overseas. In particular, the Commerce Department reported that moderating growth “primarily reflected downturns in exports and in nonresidential fixed investment, a larger decrease in private inventory investment, a deceleration in PCE [personal consumption expenditures], and a downturn in state and local government spending.”

The U.S. job market improved during the reporting period. When the period began, unemployment, as reported by the U.S. Department of Labor, was 7.2%. Unemployment then declined to 7.0% in November, 6.7% in December and 6.6% in January 2014, the latter being its lowest level since October 2008. Unemployment then ticked up to 6.7% in February 2014 and was unchanged in March 2014. Falling unemployment during the period was partially due to a decline in the workforce participation rate, which was 63.2% in March 2014, close to its lowest level since 1978. The number of longer-term unemployed remained elevated, as roughly 35.8% of the 10.5 million Americans looking for work in March 2014 had been out of work for more than six months.

Sales of existing-homes declined at times during the reporting period given rising mortgage rates and weather-related factors. According to the National Association of Realtors (“NAR”), existing-home sales fell 0.2% on a seasonally adjusted basis in March 2014 versus the previous month’s sales. However, the NAR reported that the median existing-home price for all housing types was $198,500 in March 2014, up 7.9% from March 2013. The inventory of homes available for sale in March 2014 was 5.0% higher than the previous month at a 5.2 month supply at the current sales pace and 3.1% higher than in March 2013.

The manufacturing sector continued to expand, although it temporarily decelerated in early 2014. Based on revised figures for the Institute for Supply Management’s Purchasing Managers’ Index (“PMI”)ii, manufacturing expanded during all six months of the reporting period. It peaked in October 2013, with a PMI of 57.0 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). This represented the PMI’s highest reading since April 2011. The PMI then moderated somewhat in December 2013 to 56.5 and fell to 51.3 in January 2014, its weakest reading since May 2013. However, the PMI moved up to 53.2 in February and 53.7 in March 2014. During March 2014, fourteen of the eighteen industries within the PMI expanded, versus eleven expanding in January 2014.

LMP Corporate Loan Fund Inc.	III

Investment commentary (cont’d)

Market review

Q. How did the Federal Reserve Board (“Fed”)iii respond to the economic environment?

A. The Fed took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. At its meeting in December 2012, prior to the beginning of the reporting period, the Fed announced that it would continue purchasing $40 billion per month of agency mortgage-backed securities (“MBS”), as well as initially purchasing $45 billion per month of longer-term Treasuries. At a press conference following its meeting that ended on June 19, 2013, then Fed Chairman Ben Bernanke said “…the Committee currently anticipates that it would be appropriate to moderate the monthly pace of purchases later this year.” In a surprise to many investors, at its meeting that ended on September 18, 2013, the Fed did not taper its asset purchase program. Then, at its meeting that concluded on December 18, 2013, the Fed announced that it would begin reducing its monthly asset purchases, saying “Beginning in January 2014, the Committee will add to its holdings of agency MBS at a pace of $35 billion per month rather than $40 billion per month, and will add to its holdings of longer-term Treasury securities at a pace of $40 billion per month rather than $45 billion per month.” At the Fed’s meeting that concluded on January 29, 2014, it announced that in February 2014 it would further taper its asset purchases, to a total of $65 billion a month ($30 billion per month of agency MBS and $35 billion per month of longer-term Treasury securities). This was Ben Bernanke’s final meeting as the Chairman of the Federal Reserve Board. Janet Yellen was approved by the U.S. Senate in January 2014, and became Chair of the Fed on February 3, 2014. At its meeting that concluded on March 19, 2014, the Fed announced a further tapering of its asset purchases in April to a total of $55 billion a month ($25 billion per month of agency MBS and $30 billion per month of longer-term Treasuries). Finally, at its meeting that ended on April 30, 2014, after the reporting period ended, the Fed cut its monthly asset purchases. Beginning in May, it will buy a total of $45 billion a month ($20 billion per month of agency MBS and $25 billion per month of longer-term Treasuries).

Q. Did Treasury yields trend higher or lower during the six months ended March 31, 2014?

A. Both short- and long-term Treasury yields moved higher during the reporting period. When the period began, the yield on the two-year Treasury was 0.33%. It fell as low as 0.28% on several occasions in November and early December 2013, and was as high as 0.47% in mid-March 2014, before ending the period at 0.44%. The yield on the ten-year Treasury began the period at 2.64%. Ten-year Treasuries reached a low of 2.51% on October 23, 2013 and peaked at 3.04% on December 31, 2013, before moving down to 2.73% at the end of the period.

Q. What factors impacted the spread sectors (non-Treasuries) during the reporting period?

A. While the market was volatile at times, the spread sectors generated positive results during the reporting period. Most spread sectors posted positive absolute returns in October 2013, as the Fed delayed the taper of its asset purchase program. After generally weakening in November and December 2013, the spread sectors largely

IV	LMP Corporate Loan Fund Inc.

rallied in January and February 2014, as investor demand was solid overall. The majority of spread sectors then modestly declined in March 2014 as interest rates moved higher. The overall bond market, as measured by the Barclays U.S. Aggregate Indexv, gained 1.70% during the six months ended March 31, 2014.

Performance review

For the six months ended March 31, 2014, LMP Corporate Loan Fund Inc. returned 4.06% based on its net asset value (“NAV”)vi and 1.79% based on its New York Stock Exchange (“NYSE”) market price per share. The S&P/LSTA Performing Loan Indexvii and the Lipper Loan Participation Closed-End Funds Category Averageviii returned 2.89% and 4.36%, respectively, for the same period. Please note that Lipper performance returns are based on each fund’s NAV.

During this six-month period, the Fund made distributions to shareholders totaling $0.44 per share. As of March 31, 2014, the Fund estimates that all of the distributions were sourced from net investment income.* The performance table shows the Fund’s six-month total return based on its NAV and market price as of March 31, 2014. Past performance is no guarantee of future results.

Performance Snapshot as of March 31, 2014 (unaudited)
Price Per Share	6-Month Total Return**
$12.94 (NAV)	4.06	%†
$12.13 (Market Price)	1.79	%‡

All figures represent past performance and are not a guarantee of future results. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

** Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares.

† Total return assumes the reinvestment of all distributions, including returns of capital, if any, at NAV.

‡ Total return assumes the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Looking for additional information?

The Fund is traded under the symbol “TLI” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XTLIX” on most financial websites. Barron’s and the Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.lmcef.com.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

LMP Corporate Loan Fund Inc.	V
*

These estimates are not for tax purposes. The Fund will issue a Form 1099 with final composition of the distributions for tax purposes after year-end. A return of capital is not taxable and results in a reduction in the tax basis of a shareholder’s investment. For more information about a distribution’s composition, please refer to the Fund’s distribution press release or, if applicable, the Section 19 notice located in the press release section of our website, www.lmcef.com.

Investment commentary (cont’d)

Thank you for your investment in LMP Corporate Loan Fund Inc. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Kenneth D. Fuller

Chairman, President and Chief Executive Officer

April 25, 2014

RISKS: The Fund invests in fixed-income securities which are subject to credit risks, including the risk of nonpayment of scheduled interest or loan payments, which could lower the Fund’s value. The Fund can normally be expected to have less significant interest rate related fluctuations in its NAV than investment companies investing primarily in fixed rate fixed-income securities (other than money market funds) because the floating or variable rate collateralized senior loans in which the Fund invests float in response to changes in prevailing market interest rates. Because floating or variable interest rates on collateralized senior loans reset periodically, however, there can be some, typically short term, dislocation between prevailing market interest rates and the interest rates paid on the Fund’s collateralized senior loans. Accordingly, the Fund’s NAV may experience related fluctuations from time to time. Similarly, a sudden and extreme increase in prevailing interest rates may cause a decline in the Fund’s NAV. The Fund may invest in foreign securities which are subject to certain risks not associated with domestic investing, such as currency fluctuations, and changes in political and economic conditions. High-yield/ lower-rated securities involve greater credit and liquidity risks than investment grade securities. The Fund is non-diversified which may entail greater risks than is normally associated with more widely diversified funds.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

VI	LMP Corporate Loan Fund Inc.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]

The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vi

Net asset value (“NAV”) is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

vii

The S&P/LSTA Performing Loan Index is a sub-index of the S&P/LSTA Leveraged Loan Index (LLI) and it is all loans excluding those in payment default. The S&P/LSTA Leveraged Loan Index tracks the current outstanding balance and spread over LIBOR for fully funded term loans. The facilities included represent a broad cross section of leveraged loans syndicated in the U.S., including dollar denominated loans to overseas issuers. The market value return component of the Index is based on secondary market pricing received from dealers.

viii

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended March 31, 2014, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 33 funds in the Fund’s Lipper category.

LMP Corporate Loan Fund Inc.	VII

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of March 31, 2014 and September 30, 2013. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

LMP Corporate Loan Fund Inc. 2014 Semi-Annual Report	1

Schedule of investments (unaudited)

March 31, 2014

LMP Corporate Loan Fund Inc.

Security†	Rate	Maturity Date	Face Amount	Value
Senior Loans (a)(b) — 139.8%
Basic Industry — 12.7%
Alpha Natural Resources LLC, Term Loan B	3.500%	5/22/20	$1,695,381	$1,651,483
Atlas Iron Ltd., Term Loan B	8.750%	12/7/17	1,978,734	1,988,628
Bowie Resource Holdings LLC, First Lien Term Loan	6.750%	8/14/20	1,170,000	1,184,625
Bowie Resource Holdings LLC, Second Lien Delayed Draw Term Loan	11.750%	2/16/21	750,000	753,750
Constellium Holdco B.V., USD Term Loan B	6.000%	3/25/20	950,400	972,378
Eagle Spinco Inc., Term Loan	3.500%	1/27/17	137,559	138,418
Essar Steel Algoma Inc., ABL Term Loan	9.250%	9/19/14	989,950	993,816
Exopack LLC, New Term Loan B	5.250%	5/8/19	847,875	860,593
Expera Specialty Solutions LLC, Term Loan B	7.500%	12/21/18	297,750	301,472
Fairmount Minerals Ltd., Term Loan B2	4.500%	9/5/19	378,300	380,286
FMG Resources (August 2006) Pty Ltd., New Term Loan B	4.250%	6/28/19	509,016	513,549
Foresight Energy LLC, Term Loan B	5.500%	8/19/20	497,500	501,957
Murray Energy Corp., First Lien Term Loan	5.250%	12/5/19	1,430,000	1,444,810
Murray Energy Corp., Second Lien Term Loan	9.500%	12/1/20	1,175,000	1,274,875
NewPage Corp., Term Loan	9.500%	2/5/21	1,300,000	1,315,437
Oxbow Carbon LLC, Second Lien Term Loan	8.000%	1/17/20	320,000	327,000
Peabody Energy Corp., Term Loan B	4.250%	9/24/20	696,500	699,886
Phibro Animal Health Corp., Term Loan B	—	3/10/21	350,000	350,210	(c)
Walter Energy Inc., Term Loan B	7.250%	4/2/18	700,000	678,300
Total Basic Industry				16,331,473
Capital Goods — 9.1%
ABC Supply Co. Inc., Term Loan	3.500%	4/16/20	1,263,650	1,263,256
ADS Waste Holdings Inc., New Term Loan	3.750%	10/9/19	1,382,500	1,382,392
Ardagh Holdings USA Inc., Incremental Term Loan	4.000%	12/17/19	200,000	200,688
Ardagh Holdings USA Inc., USD Term Loan B	4.250%	12/17/19	239,401	240,647
BakerCorp International Inc., New Term Loan	4.250%	2/14/20	883,311	885,887
Clondalkin Acquisitions B.V., New First Lien Term Loan	4.500%	5/31/20	238,200	240,582
Consolidated Container Co. LLC, New Term Loan	5.000%	7/3/19	1,500,000	1,515,312
DAE Aviation Holdings Inc., Second Lien Term Loan	7.750%	8/5/19	1,000,000	1,021,250
Filtration Group Corp., Second Lien Term Loan	8.250%	11/21/21	100,000	102,688
Gypsum Management and Supply Inc., First Lien Term Loan	—	3/7/21	260,000	260,000	(c)
Ply Gem Industries Inc., Term Loan	4.000%	2/1/21	180,000	180,450
STS Operating Inc., Term Loan	4.750%	2/19/21	580,000	584,713
Waste Industries USA Inc., Term Loan B	4.000%	3/17/17	1,553,993	1,558,512
Wilsonart International Holdings LLC, Term Loan B	4.000%	10/31/19	496,231	495,611
WP CPP Holdings LLC, First Lien Term Loan	4.750%	12/27/19	970,282	977,256

See Notes to Financial Statements.

2	LMP Corporate Loan Fund Inc. 2014 Semi-Annual Report

LMP Corporate Loan Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Capital Goods — continued
WP CPP Holdings LLC, New Second Lien Term Loan	8.750%	4/30/21	$750,000	$762,187
Total Capital Goods				11,671,431
Communications — 12.1%
CSC Holdings Inc., New Term Loan B	2.653%	4/17/20	744,375	736,873
Cumulus Media Holdings Inc., 2013 Term Loan	4.250%	12/23/20	149,560	150,931
Getty Images Inc., Term Loan B	4.750%	10/18/19	675,802	649,826
IMG Worldwide Inc., First Lien Term Loan	—	2/26/21	450,000	448,312	(c)
IMG Worldwide Inc., Second Lien Term Loan	—	2/25/22	110,000	111,100	(c)
Intelsat Jackson Holdings SA, Term Loan B1	3.750%	4/2/18	966,171	971,377
Level 3 Financing Inc., 2020 Term Loan B	4.000%	1/15/20	310,000	310,969
Level 3 Financing Inc., New 2019 Term Loan	4.000%	8/1/19	1,000,000	1,003,333
McGraw-Hill Global Education Holdings LLC, New First Lien Term Loan	5.750-7.000%	3/22/19	809,584	816,288
NEP/NCP Holdco Inc., Incremental Term Loan	4.250%	1/22/20	1,459,900	1,467,808
Nine Entertainment Group Pty Ltd., Term Loan B	3.250%	2/5/20	742,500	739,716
Syniverse Holdings Inc., Term Loan	4.000%	4/23/19	1,175,787	1,178,727
TWCC Holding Corp., REFI Term Loan B	3.500%	2/13/17	697,586	686,250
Univision Communications Inc., Term Loan C3	4.000%	3/2/20	1,940,400	1,941,411
Univision Communications Inc., Term Loan C4	4.000%	3/1/20	537,251	537,755
UPC Financing Partnership, USD Term Loan AH	3.250%	6/30/21	1,000,000	999,375
Village Roadshow Films (BVI) Ltd., Term Loan B	4.750%	11/21/17	161,550	163,973
Virgin Media Investment Holdings Ltd., USD Term Loan B	3.500%	6/8/20	1,500,000	1,498,312
Windstream Corp., Term Loan B4	3.500%	1/23/20	296,250	296,312
Ziggo NV, USD Term Loan B1	—	1/15/22	320,000	317,425	(c)
Ziggo NV, USD Term Loan B2	—	1/15/22	200,000	198,391	(c)
Ziggo NV, USD Term Loan B3	—	1/15/22	340,000	337,264	(c)
Total Communications				15,561,728
Consumer Cyclical — 25.9%
Activision Blizzard Inc., Term Loan B	3.250%	10/12/20	788,175	789,281
August U.S. Holding Co. Inc., First Lien Term Loan B	—	4/27/18	2,000,000	2,013,750	(c)
Autoparts Holdings Ltd., First Lien Term Loan	6.500%	7/28/17	192,539	193,021
Brickman Group Ltd. LLC, First Lien Term Loan	4.000-5.250%	12/18/20	229,425	230,203
Caesars Entertainment Operating Co., Extended Term Loan B6	5.489%	1/26/18	1,172,583	1,108,823
Caesars Entertainment Resort Properties LLC, Term Loan B	7.000%	10/12/20	1,206,975	1,224,074
Camping World Inc., Term Loan	5.750%	2/20/20	1,460,813	1,471,769
Cannery Casino Resorts LLC, New Term Loan B	6.000%	10/2/18	242,383	236,728
CCM Merger Inc., New Term Loan B	5.000%	3/1/17	456,823	459,298

See Notes to Financial Statements.

LMP Corporate Loan Fund Inc. 2014 Semi-Annual Report	3

Schedule of investments (unaudited) (cont’d)

March 31, 2014

LMP Corporate Loan Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Consumer Cyclical — continued
CEC Entertainment Concepts LP, Term Loan	4.250%	2/14/21	$1,037,000	$1,031,599
CityCenter Holdings LLC, Term Loan B	5.000%	10/16/20	1,885,275	1,903,146
CKX Inc., Term Loan B	9.000%	6/21/17	300,000	273,000
Container Store Inc., New Term Loan B	4.250%	4/6/19	1,231,147	1,238,072
Cooper Standard Automotive Inc., New Term Loan B	—	4/4/21	260,000	260,988	(c)
Crossmark Holdings Inc., First Lien Term Loan	4.500%	12/20/19	513,500	512,216
Equinox Holdings Inc., Repriced Term Loan B	4.250-5.250%	1/31/20	1,782,000	1,793,137
Four Seasons Holdings Inc., New First Lien Term Loan	3.500%	6/27/20	308,550	310,093
Gymboree Corp., Initial Term Loan	5.000%	2/23/18	1,050,000	946,750
Hilton Worldwide Finance LLC, USD Term Loan B2	3.750%	10/26/20	1,920,614	1,926,376
INA Beteiligungs gesellschaft mbH, USD Term Loan C	4.250%	1/27/17	880,000	885,262
J. Crew Group Inc., New Term Loan B	4.000%	3/5/21	1,484,733	1,483,573
La Quinta Intermediate Holdings LLC, Term Loan B	—	2/19/21	260,000	260,447	(c)
Landry’s Inc., Term Loan B	4.000%	4/24/18	1,902,191	1,916,695
MGM Resorts International, Term Loan B	3.500%	12/20/19	987,500	987,295
Michaels Stores Inc., New Term Loan	3.750%	1/28/20	1,081,825	1,084,819
Mohegan Tribal Gaming Authority, New Term Loan B	5.500%	11/19/19	1,198,250	1,225,510
Monitronics International Inc., New Term Loan B	4.250%	3/23/18	987,484	989,645
Oceania Cruises Inc., 2020 Term Loan B	5.250%	7/20/20	968,672	978,359
Peppermill Casinos Inc., Term Loan B	7.250%	10/17/19	987,500	1,014,656
Petco Animal Supplies Inc., New Term Loan	4.000%	11/24/17	989,770	993,636
Phillips-Van Heusen Corp., Term Loan B	3.250%	2/13/20	310,000	311,040
Realogy Corp., New Term Loan B	3.750%	3/5/20	990,019	996,206
Regent Seven Seas Cruises Inc., New Term Loan B	3.750%	12/21/18	963,386	965,794
Station Casinos LLC, Term Loan B	4.250%	3/2/20	490,000	491,838
Wendy’s International Inc., New Term Loan B	3.250%	5/15/19	833,153	832,409
Total Consumer Cyclical				33,339,508
Consumer Non-Cyclical — 33.8%
AdvancePierre Foods Inc., Second Lien Term Loan	9.500%	10/10/17	1,660,000	1,622,650
Akorn Inc., Term Loan B	—	8/27/20	420,000	425,901	(c)
Alvogen Pharma U.S. Inc., New Term Loan B	7.000%	5/23/18	1,723,263	1,740,496
Anchor Hocking LLC, New Term Loan	7.500%	5/21/20	2,094,175	2,111,190
Aramark Corp., USD Term Loan F	3.250%	2/24/21	730,000	725,286
ARC Document Solutions Inc., Term Loan B	6.250%	12/20/18	1,069,000	1,083,004
Ardent Medical Services Inc., Term Loan	6.750%	7/2/18	994,962	999,937
Big Heart Pet Brands, New Term Loan	3.500%	3/8/20	871,706	867,756
Biomet Inc., Term Loan B2	3.653-3.733%	7/25/17	1,791,658	1,796,014
Candy Intermediate Holdings Inc., Term Loan	7.500%	6/18/18	997,462	927,640

See Notes to Financial Statements.

4	LMP Corporate Loan Fund Inc. 2014 Semi-Annual Report

LMP Corporate Loan Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Consumer Non-Cyclical — continued
Catalent Pharma Solutions Inc., Dollar Term Loan B1	3.653%	9/15/16	$671,241	$674,765
Catalent Pharma Solutions Inc., Dollar Term Loan B2	4.250%	9/15/17	196,019	197,292
Convatec Inc., Term Loan	4.000%	12/22/16	1,500,000	1,504,687
CRC Health Corp., New Term Loan	—	3/14/21	530,000	533,975	(c)
CRC Health Corp., Second Lien Term Loan	—	9/28/21	260,000	261,144	(c)
CSM Bakery Supplies LLC, First Lien Term Loan	4.750%	7/3/20	1,024,850	1,032,217
CSM Bakery Supplies LLC, Second Lien Term Loan	8.500%	7/3/21	330,000	338,250
Dole Food Co. Inc., New Term Loan B	4.500-5.750%	11/1/18	588,525	591,909
DS Waters of America Inc., New Term Loan	5.250%	8/31/20	159,200	161,688
Envision Healthcare Corp., Term Loan	4.000%	5/25/18	1,202,493	1,205,312
FGI Operating Co. LLC, Term Loan	5.500%	4/19/19	989,948	1,006,653
H.J. Heinz Co., Term Loan B1	3.250%	6/7/19	426,775	428,427
H.J. Heinz Co., Term Loan B2	3.500%	6/5/20	497,494	500,883
Healogics Inc., First Lien Term Loan	5.250%	2/5/19	148,500	149,567
Healogics Inc., Second Lien Term Loan	9.250%	2/5/20	500,000	512,187
Ikaria Inc., First Lien Term Loan	5.000%	2/12/21	200,000	201,825
Ikaria Inc., Second Lien Term Loan	8.750%	1/17/22	100,000	101,594
Jarden Corp., Add-On Term Loan B1	2.903%	9/30/20	228,850	229,254
Language Line LLC, New Term Loan B	6.250%	6/20/16	1,225,874	1,225,874
Merge Healthcare Inc., Term Loan B	6.000%	4/23/19	866,382	831,727
New HB Acquisition LLC, Term Loan	6.750%	4/9/20	1,100,000	1,145,375
Pacific Industrial Services U.S. Finco LLC, USD First Lien Term Loan	5.000%	10/2/18	457,700	464,852
Par Pharmaceutical Cos. Inc., REFI Term Loan B	4.000%	9/30/19	626,834	630,438
Par Pharmaceutical Cos. Inc., Term Loan B2	4.000%	9/30/19	197,933	198,498
Party City Holdings Inc., Term Loan	4.000%	7/27/19	1,937,362	1,942,437
Patheon Inc., New Term Loan	4.250%	3/11/21	720,000	717,450
Pharmaceutical Product Development LLC, New Term Loan B	4.000%	12/5/18	1,846,725	1,854,420
Physiotherapy Associates Holdings Inc., Exit Term Loan	10.000%	10/10/16	420,000	417,900
Radnet Management Inc., Second Lien Term Loan	8.000%	3/5/21	660,000	660,000
Radnet Management Inc., Term Loan B	4.250-5.500%	10/10/18	1,233,672	1,232,708
Regionalcare Hospital Partners Inc., REFI Term Loan	7.000%	11/4/18	1,678,792	1,670,399
ServiceMaster Co., New Term Loan	3.410%	1/31/17	987,500	989,969
Sun Products Corp., New Term Loan	5.500%	3/23/20	1,982,481	1,894,921
Supervalu Inc., REFI Term Loan B	4.500%	3/21/19	918,291	920,945
Universal Health Services Inc., Term Loan B	2.405%	11/15/16	635,937	640,207
ValleyCrest Cos. LLC, New Term Loan	5.500%	6/13/19	1,965,150	1,984,801

See Notes to Financial Statements.

LMP Corporate Loan Fund Inc. 2014 Semi-Annual Report	5

Schedule of investments (unaudited) (cont’d)

March 31, 2014

LMP Corporate Loan Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Consumer Non-Cyclical — continued
Visant Corp., Term Loan B	5.250%	12/22/16	$999,587	$993,756
Wilsonart International Holdings LLC, Incremental Term Loan B2	4.000%	10/31/19	119,700	119,625
WNA Holdings Inc., USD Second Lien Term Loan	8.500%	12/7/20	1,000,000	1,020,000
Total Consumer Non-Cyclical				43,487,805
Electric — 9.2%
Astoria Generating Co. Acquisitions LLC, New Term Loan	8.500%	10/26/17	1,696,637	1,744,002
Atlantic Power LP, Term Loan B	4.750%	2/19/21	330,000	331,237
EFS Cogen Holdings I Inc, Term Loan B	3.750%	12/17/20	278,429	280,257
EIF Channelview Cogeneration LLC, Term Loan B	4.250%	5/8/20	326,570	329,631
Empire Generating Co. LLC, Term Loan B	5.250%	3/12/21	489,826	491,459
Empire Generating Co. LLC, Term Loan C	5.250%	3/12/21	34,174	34,288
Equipower Resources Holdings LLC, Term Loan C	4.250%	12/31/19	1,950,678	1,964,902
La Frontera Generation LLC, Term Loan	4.500%	9/30/20	537,479	538,756
Moxie Liberty LLC, Term Loan B1	7.500%	8/20/20	310,000	318,525
Northeast Wind Capital II LLC, Term Loan B	5.000%	11/11/20	1,707,145	1,734,886
Panda Temple II Power LLC, New Term Loan B	7.250%	4/3/19	250,000	258,125
Sapphire Power Finance LLC, New Term Loan	6.000%	7/10/18	1,005,916	1,029,807
Star West Generation LLC, New Term Loan B	4.250%	3/13/20	1,059,300	1,062,942
Topaz Power Holdings LLC, Term Loan	5.250%	2/26/20	1,233,119	1,211,539
Windsor Financing LLC, Term Loan B	6.250%	12/5/17	431,731	444,683
Total Electric				11,775,039
Energy — 8.8%
Chesapeake Energy Corp., New Unsecured Term Loan	5.750%	12/1/17	2,000,000	2,048,126
EP Energy LLC, Term Loan B3	3.500%	5/24/18	1,000,000	1,002,031
FTS International Inc., Term Loan B	8.500%	5/6/16	1,312,683	1,335,650
Pacific Drilling S.A., Term Loan B	4.500%	6/4/18	992,500	997,835
Quicksilver Resources Inc., New Second Lien Term Loan	7.000%	6/21/19	600,000	600,000
Rice Energy LLC, Second Lien Term Loan	8.500%	10/25/18	1,128,600	1,151,172
Samson Investment Co., New Second Lien Term Loan	5.000%	9/25/18	500,000	502,656
Samson Investment Co., Second Lien Term Loan	5.000%	9/25/18	500,000	505,187
Teine Energy Ltd., Second Lien Term Loan	7.500%	5/9/19	1,980,000	2,009,700
Tesoro Corp., Term Loan B	2.403%	5/30/16	127,200	128,154
TPF II LC LLC, Term Loan B	6.500%	8/21/19	986,036	995,897
Total Energy				11,276,408
Financial Other — 4.7%
BATS Global Markets Inc., New Term Loan	5.000%	1/31/20	160,000	161,333
Cunningham Lindsey U.S. Inc., First Lien Term Loan	5.000%	12/10/19	1,091,188	1,098,008
Cunningham Lindsey U.S. Inc., Second Lien Term Loan	9.250%	6/10/20	779,545	781,494
Flying Fortress Inc., New Term Loan	3.500%	6/30/17	900,000	899,438

See Notes to Financial Statements.

6	LMP Corporate Loan Fund Inc. 2014 Semi-Annual Report

LMP Corporate Loan Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Financial Other — continued
International Lease Finance Corp., New Term Loan B	3.500%	2/13/21	$800,000	$801,571
TransUnion LLC, New USD Term Loan	—	3/17/21	260,000	260,731	(c)
Wall Street Systems Inc., New Second Lien Term Loan	9.250%	10/26/20	2,000,000	2,025,000
Total Financial Other				6,027,575
Industrial Other — 8.6%
Allflex Holdings III Inc., New First Lien Term Loan	4.250%	7/17/20	885,550	889,701
Allflex Holdings III Inc., New Second Lien Term Loan	8.000%	7/19/21	490,000	498,116
Allied Security Holdings LLC, New Second Lien Term Loan	8.000%	8/31/21	726,027	729,658
Allied Security Holdings LLC, Second Lien Delayed Draw Term Loan	0.500%	7/29/21	273,973	275,342
Eastman Kodak Co., Exit Term Loan	7.250%	9/3/19	987,525	998,223
Generac Power Systems Inc., Term Loan B	3.500%	5/31/20	1,492,500	1,496,231
Intelligrated Inc., First Lien Term Loan	4.500%	7/30/18	783,566	784,546
Laureate Education Inc., Term Loan B	5.000%	6/15/18	1,728,163	1,711,422
Lineage Logistics Holdings LLC, Term Loan	4.500%	4/26/19	496,250	496,457
Lineage Logistics Holdings LLC, Term Loan	4.500%	3/31/21	497,500	495,013
Mirror Bidco Corp., New Term Loan	4.250%	12/27/19	1,807,675	1,811,065
Silver II U.S. Holdings LLC, Term Loan	4.000%	12/13/19	721,666	722,456
Southwire Co., Term Loan	3.250%	2/11/21	220,000	219,980
Total Industrial Other				11,128,210
Insurance — 0.8%
Multiplan Inc., New Term Loan	4.000%	8/25/17	1,000,000	1,000,781
Natural Gas — 0.8%
BBTS Borrower LP, Term Loan B	7.750%	5/31/19	990,000	1,001,962
Technology — 7.7%
CompuCom Systems Inc., REFI Term Loan B	4.250%	5/11/20	1,052,050	1,051,611
Eastman Kodak Co., Exit Second Lien Term Loan	10.750%	7/31/20	1,000,000	1,012,917
Expert Global Solutions Inc., Term Loan B	8.500%	4/3/18	862,878	844,542
First Data Corp., 2018 Term Loan	4.155%	9/24/18	500,000	501,927
First Data Corp., Extended 2018 Term Loan B	4.155%	3/23/18	1,250,000	1,254,795
First Data Corp., Extended 2021 Term Loan	4.155%	3/24/21	500,000	501,615
InfoGroup Inc., New Term Loan	8.000%	5/25/18	942,287	822,735
Infor (U.S.) Inc., USD Term Loan B5	3.750%	6/3/20	1,210,031	1,208,216
Kronos Inc., New Incremental Second Lien Term Loan	—	4/30/20	130,000	134,983	(c)
Kronos Inc., REFI Term Loan	4.500%	10/30/19	1,343,512	1,356,737
Kronos Inc., Second Lien Term Loan	9.750%	4/30/20	145,000	150,558
Sophia LP, New Term Loan B	4.250%	7/19/18	301,130	302,034
Vertafore Inc., Second Lien Term Loan	9.750%	10/27/17	800,000	817,251
Total Technology				9,959,921

See Notes to Financial Statements.

LMP Corporate Loan Fund Inc. 2014 Semi-Annual Report	7

Schedule of investments (unaudited) (cont’d)

March 31, 2014

LMP Corporate Loan Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Transportation — 5.6%
American Airlines Inc., Exit Term Loan	3.750%	6/27/19	$1,377,081	$1,383,392
Commercial Barge Line Co., First Lien Term Loan	7.500%	9/23/19	920,700	924,153
Commercial Barge Line Co., Second Lien Term Loan	10.750%	3/22/20	540,000	540,000
Delta Air Lines Inc., New Term Loan B	3.500%	4/20/17	1,076,608	1,080,357
Hertz Corp., Term Loan B2	3.000%	3/11/18	1,069,200	1,065,954
Syncreon Global Finance (U.S.) Inc., Term Loan B	5.250%	10/28/20	1,336,650	1,346,675
U.S. Airways Group Inc., New Term Loan B1	3.500%	5/23/19	560,000	560,175
United Airlines Inc., New Term Loan B	3.500%	4/1/19	306,900	307,821
Total Transportation				7,208,527
Total Senior Loans (Cost — $178,358,950)				179,770,368
Corporate Bonds & Notes — 6.3%
Consumer Discretionary — 1.7%
Hotels, Restaurants & Leisure — 0.2%
Paris Las Vegas Holding LLC/Harrah’s Las Vegas LLC/Flamingo Las Vegas Holding LLC, Senior Secured Notes	8.000%	10/1/20	300,000	317,250	(d)
Media — 1.5%
Carmike Cinemas Inc., Secured Notes	7.375%	5/15/19	500,000	548,125
DISH DBS Corp., Senior Notes	6.750%	6/1/21	190,000	213,275
National CineMedia LLC, Senior Notes	7.875%	7/15/21	1,000,000	1,108,750
Total Media				1,870,150
Total Consumer Discretionary				2,187,400
Energy — 1.3%
Energy Equipment & Services — 0.2%
Atwood Oceanics Inc., Senior Notes	6.500%	2/1/20	220,000	237,600
Oil, Gas & Consumable Fuels — 1.1%
Globe Luxembourg SCA, Senior Secured Notes	9.625%	5/1/18	490,000	537,775	(d)
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	4.500%	7/15/23	100,000	96,750
MEG Energy Corp., Senior Notes	6.500%	3/15/21	750,000	793,125	(d)
Total Oil, Gas & Consumable Fuels				1,427,650
Total Energy				1,665,250
Financials — 0.3%
Real Estate Management & Development — 0.3%
Howard Hughes Corp., Senior Notes	6.875%	10/1/21	350,000	379,750	(d)
Industrials — 0.9%
Airlines — 0.6%
American Airlines, Pass-Through Trust, Senior Secured Notes	5.600%	7/15/20	682,111	711,100	(d)

See Notes to Financial Statements.

8	LMP Corporate Loan Fund Inc. 2014 Semi-Annual Report

LMP Corporate Loan Fund Inc.

Security	Rate	Maturity Date	Face Amount	Value
Building Products — 0.1%
Griffon Corp., Senior Notes	5.250%	3/1/22	$130,000	$129,025	(d)
Transportation Infrastructure — 0.2%
Aguila 3 SA, Senior Secured Notes	7.875%	1/31/18	300,000	318,938	(d)
Total Industrials				1,159,063
Materials — 0.5%
Chemicals — 0.3%
Eagle Spinco Inc., Senior Notes	4.625%	2/15/21	150,000	148,875	(d)
Omnova Solutions Inc., Senior Notes	7.875%	11/1/18	188,000	201,630
Total Chemicals				350,505
Metals & Mining — 0.2%
St. Barbara Ltd., Senior Secured Notes	8.875%	4/15/18	270,000	222,750	(d)
Total Materials				573,255
Telecommunication Services — 1.6%
Diversified Telecommunication Services — 1.2%
Intelsat Jackson Holdings SA, Senior Notes	7.250%	10/15/20	500,000	544,375
Wind Acquisition Finance SA, Senior Secured Notes	6.500%	4/30/20	870,000	949,387	(d)
Total Diversified Telecommunication Services				1,493,762
Wireless Telecommunication Services — 0.4%
SoftBank Corp., Senior Notes	4.500%	4/15/20	550,000	550,000	(d)
Total Telecommunication Services				2,043,762
Total Corporate Bonds & Notes (Cost — $7,591,119)				8,008,480

			Shares
Common Stocks — 1.4%
Consumer Discretionary — 0.1%
Automobiles — 0.1%
Dayco Products LLC			4,912	195,252
Energy — 1.3%
Oil, Gas & Consumable Fuels — 1.3%
SemGroup Corp., Class A Shares			24,938	1,637,928
Total Common Stocks (Cost — $687,306)				1,833,180
Total Investments before Short-term Investments (Cost — $186,637,375)				189,612,028

See Notes to Financial Statements.

LMP Corporate Loan Fund Inc. 2014 Semi-Annual Report	9

Schedule of investments (unaudited) (cont’d)

March 31, 2014

LMP Corporate Loan Fund Inc.

	Rate	Maturity Date	Face Amount	Value
Short-term Investments — 7.1%
Repurchase Agreements — 7.1%
State Street Bank & Trust Co. repurchase agreement dated 3/31/14; Proceeds at maturity — $9,174,000; (Fully collateralized by U.S. government agency obligations, 2.000% due 1/30/23; Market value — $9,360,947) (Cost — $9,174,000)	0.000%	4/1/14	$9,174,000	$9,174,000
Total Investments — 154.6% (Cost — $195,811,375#)				198,786,028
Auction Rate Cumulative Preferred Stock, at Liquidation Value — (27.2)%				(35,000,000)
Liabilities in Excess of Other Assets — (27.4)%				(35,169,407)
Total Net Assets — 100.0%				$128,616,621

†	Securities held by the Fund are subject to a lien, granted to the lenders, to the extent of the borrowing outstanding and any additional expenses.

*	Non-income producing security.

(a)	Interest rates disclosed represent the effective rates on collateralized and uncollateralized senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(b)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(c)	All or a portion of this loan is unfunded as of March 31, 2014. The interest rate for fully unfunded term loans is to be determined.

(d)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
REFI	— Refinancing
Second Lien	— Subordinate Lien to First Lien
Term	— Term loan typically with a First Lien on specified assets

See Notes to Financial Statements.

10	LMP Corporate Loan Fund Inc. 2014 Semi-Annual Report

Statement of assets and liabilities (unaudited)

March 31, 2014

Assets:
Investments, at value (Cost — $195,811,375)	$198,786,028
Cash	632,547
Receivable for securities sold	10,685,833
Interest receivable	1,046,980
Prepaid expenses	35,670
Total Assets	211,187,058

Liabilities:
Loan payable (Note 5)	30,500,000
Payable for securities purchased	16,864,861
Investment management fee payable	123,790
Interest payable	20,615
Distributions payable to auction rate cumulative preferred stockholders	3,619
Directors’ fees payable	384
Accrued expenses	57,168
Total Liabilities	47,570,437
Series A and B Auction Rate Cumulative Preferred Stock (700 shares authorized and issued at $25,000 per share for each series) (Note 7)	35,000,000
Total Net Assets	$128,616,621

Net Assets:
Par value ($0.001 par value; 9,935,917 shares issued and outstanding; 50,000,000 common shares authorized)	$9,936
Paid-in capital in excess of par value	141,775,409
Undistributed net investment income	2,518,257
Accumulated net realized loss on investments	(18,661,634)
Net unrealized appreciation on investments	2,974,653
Total Net Assets	$128,616,621

Shares Outstanding	9,935,917

Net Asset Value	$12.94

See Notes to Financial Statements.

LMP Corporate Loan Fund Inc. 2014 Semi-Annual Report	11

Statement of operations (unaudited)

For the Six Months Ended March 31, 2014

Investment Income:
Interest	$5,097,144
Dividends	10,723
Total Investment Income	5,107,867

Expenses:
Investment management fee (Note 2)	775,053
Interest expense (Note 5)	164,461
Excise tax (Note 1)	115,000
Audit and tax	62,382
Legal fees	48,914
Transfer agent fees	14,075
Shareholder reports	13,746
Stock exchange listing fees	12,303
Directors’ fees	10,858
Rating agency fees	10,470
Commitment fees (Note 5)	9,859
Auction participation fees (Note 7)	8,828
Auction agent fees	8,776
Fund accounting fees	6,407
Custody fees	3,954
Insurance	1,807
Miscellaneous expenses	5,880
Total Expenses	1,272,773
Less: Fee waivers and/or expense reimbursements (Note 2)	(48,441)
Net Expenses	1,224,332
Net Investment Income	3,883,535

Realized and Unrealized Gain (Loss) on Investments (Notes 1 And 3):
Net Realized Gain From Investments transactions	328,560
Change in Net Unrealized Appreciation (Depreciation) From Investments	857,097
Net Gain on Investments	1,185,657
Distributions Paid to Auction Rate Cumulative Preferred Stockholders From Net Investment Income (Notes 1 and 7)	(18,900)
Increase in Net Assets from Operations	$5,050,292

See Notes to Financial Statements.

12	LMP Corporate Loan Fund Inc. 2014 Semi-Annual Report

Statements of changes in net assets

For the Six Months Ended March 31, 2014 (unaudited) and the Year Ended September 30, 2013	2014	2013

Operations:
Net investment income	$3,883,535	$7,671,105
Net realized gain	328,560	3,008,479
Change in net unrealized appreciation (depreciation)	857,097	(1,154,727)
Distributions paid to auction rate cumulative preferred stockholders from net investment income	(18,900)	(53,090)
Increase in Net Assets from Operations	5,050,292	9,471,767

Distributions to Shareholders From (Note 1):
Net investment income	(4,322,124)	(8,639,791)
Decrease in Net Assets From Distributions to Shareholders	(4,322,124)	(8,639,791)

Fund Share Transactions:
Proceeds from shares issued on reinvestment distributions (0 and 13,844 shares issued, respectively)	—	179,787
Increase in Net Assets From Fund Share Transactions	—	179,787
Increase in Net Assets	728,168	1,011,763

Net Assets:
Beginning of period	127,888,453	126,876,690
End of period*	$128,616,621	$127,888,453
*Includesundistributed net investment income of:	$2,518,257	$2,975,746

See Notes to Financial Statements.

LMP Corporate Loan Fund Inc. 2014 Semi-Annual Report	13

Statement of cash flows (unaudited)

For the Six Months Ended March 31, 2014

Increase (Decrease) in Cash:

Cash Provided (Used) by Operating Activities:
Net increase in net assets resulting from operations	$5,069,192

Adjustments to reconcile net increase in net assets resulting from operations to net cash provided (used) by operating activities:
Purchases of portfolio securities	(63,144,754)
Sales of portfolio securities	74,648,517
Net purchases, sales and maturities of short-term investments	(9,174,000)
Net amortization of premium (accretion of discount)	188,356
Increase in receivable for securities sold	(5,187,222)
Decrease in interest receivable	249,531
Decrease in prepaid expenses	78
Increase in payable for securities purchased	356,436
Increase in investment management fee payable	4,383
Increase in Directors’ fees payable	347
Decrease in interest payable	(6,399)
Decrease in accrued expenses	(71,607)
Net realized gain on investments	(328,560)
Change in unrealized appreciation of investments	(857,097)
Net Cash Provided By Operating Activities*	1,747,201

Cash Flows from Financing Activities:
Distributions paid on common stock	(4,322,124)
Distributions paid on auction rate cumulative preferred stock	(21,979)
Net Cash Used in Financing Activities	(4,344,103)
Net Decrease in Cash	(2,596,902)
Cash at Beginning of period	3,229,449
Cash at End of period	$632,547

Non-Cash Investing Activities:
Non-cash exchange of securities	$1,182,126

*Included	in operating expenses is cash of $170,860 paid for interest on borrowings.

See Notes to Financial Statements.

14	LMP Corporate Loan Fund Inc. 2014 Semi-Annual Report

Financial highlights

For a share of capital stock outstanding throughout each year ended September 30, unless otherwise noted:
	2014[1,2]	2013[1]	2012	2011	2010	2009

Net asset value, beginning of period	$ 12.87	$ 12.79	$ 11.72	$ 11.97	$ 11.23	$ 11.11

Income (loss) from operations:
Net investment income	0.39	0.77	0.85	0.80	0.59	0.61
Net realized and unrealized gain (loss)	0.12	0.19	1.02	(0.37)	0.69	0.11
Distributions paid to auction rate cumulative preferred stockholders from net investment income	(0.00) [3]	(0.01)	(0.01)	(0.01)	(0.01)	(0.04)
Total income from operations	0.51	0.95	1.86	0.42	1.27	0.68

Less distributions from:
Net investment income	(0.44) †	(0.87)	(0.79)	(0.67)	(0.53)	(0.56)
Total distributions	(0.44)	(0.87)	(0.79)	(0.67)	(0.53)	(0.56)

Net asset value, end of period	$12.94	$12.87	$12.79	$11.72	$11.97	$11.23

Market price, end of period	$12.13	$12.35	$13.41	$10.69	$11.14	$9.72
Total return, based on NAV[4,5]	4.06%	7.61%	16.46%	3.54%	11.92%	9.15%
Total return, based on Market Price[6]	1.79%	(1.46)%	34.03%	1.48%	20.34%	28.79%

Net assets, end of period (millions)	$129	$128	$127	$116	$119	$111

Ratios to average net assets:[7]
Gross expenses	1.98%[8]	1.93%	1.88%	1.92%	2.03%	2.92%
Net expenses[9]	1.91 [8,10]	1.86 [10]	1.88	1.92	2.03	2.92
Net investment income	6.05 [8]	5.96	6.86	6.39	5.17	6.73

Portfolio turnover rate	33%	121%	68%	98%	61%	27%

Auction Rate Cumulative Preferred Stock:
Total Amount Outstanding (000s)	$35,000	$35,000	$35,000	$35,000	$35,000	$35,000
Asset Coverage Per Share	74,090	73,812	73,426	69,374	74,029	70,986
Involuntary Liquidating Preference Per Share[11]	25,000	25,000	25,000	25,000	25,000	25,000

Supplemental data:
Loans Outstanding, End of Period (000s)	$30,500	$30,500	$30,500	$30,500	$25,500	$25,500
Asset Coverage for Loan Outstanding	636%	634%	631%	596%	703%	673%
Weighted Average Loan (000s)	$30,500	$30,500	$30,500	$28,336	$25,500	$31,287
Weighted Average Interest Rate on Loans	1.08%	1.14%	1.18%	1.31%	1.61%	1.98%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended March 31, 2014 (unaudited).

[3]	Amount represents less than $0.005 per share.

See Notes to Financial Statements.

LMP Corporate Loan Fund Inc. 2014 Semi-Annual Report	15

Financial highlights (cont’d)

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]

The total return calculation assumes that distributions are reinvested at NAV. Prior to January 1, 2012, the total return calculation assumed the reinvestment of all distributions in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]

The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]	Calculated on the basis of average net assets of common stock shareholders. Ratios do not reflect the effect of dividend payments to preferred stockholders.

[8]	Annualized.

[9]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[10]	Reflects fee waivers and/or expense reimbursements.

[11]	Excludes accumulated and unpaid distributions.

†

The actual source of the Fund’s current fiscal year distributions may be from net investment income, return of capital or a combination of both. Shareholders will be informed of the tax characteristics of the distributions after the close of the fiscal year.

See Notes to Financial Statements.

16	LMP Corporate Loan Fund Inc. 2014 Semi-Annual Report

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

LMP Corporate Loan Fund Inc. (the “Fund”) was incorporated in Maryland and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is to maximize current income consistent with prudent efforts to preserve capital.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

LMP Corporate Loan Fund Inc. 2014 Semi-Annual Report	17

Notes to financial statements (unaudited) (cont’d)

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

18	LMP Corporate Loan Fund Inc. 2014 Semi-Annual Report

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Senior loans	—	$179,770,368	—	$179,770,368
Corporate bonds & notes	—	8,008,480	—	8,008,480
Common stocks:
Consumer discretionary	—	195,252	—	195,252
Energy	$1,637,928	—	—	1,637,928
Total long-term investments	$1,637,928	$187,974,100	—	$189,612,028
Short-term investments†	—	9,174,000	—	9,174,000
Total investments	$1,637,928	$197,148,100	—	$198,786,028

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Trade date for senior and subordinated loans purchased in the “primary market” is considered the date on which the credit agreement is executed. Trade date for senior and subordinated loans purchased in the “secondary market” is the date on which the transaction is entered into. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Certain fees received from issuers of the underlying loans, such as consent, amendment and upfront fees (collectively, “consent fees”) are generally recorded as a basis adjustment to the cost of loans held and accreted over the life of the loan. The cost of investments sold is determined by use of the specific identification method.

LMP Corporate Loan Fund Inc. 2014 Semi-Annual Report	19

Notes to financial statements (unaudited) (cont’d)

(d) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared and paid on a monthly basis. The actual source of the Fund’s monthly distributions may be from net investment income, return of capital or a combination of both. Shareholders will be informed of the tax characteristics of the distributions after the close of the fiscal year. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the holders of the Auction Rate Cumulative Preferred Stock (“ARCPS”) shall be entitled to receive dividends in accordance with an auction that will normally be held every 28 days and out of the monies legally available to shareholders.

(e) Net asset value. The net asset value (“NAV”) of the Fund’s Common Stock is determined no less frequently than the close of business on the Fund’s last business day of each week (generally Friday) and on the last business day of the month. It is determined by dividing the value of the net assets available to Common Stock by the total number of shares of Common Stock outstanding. For the purpose of determining the NAV per share of the Common Stock, the value of the Fund’s net assets shall be deemed to equal the value of the Fund’s assets less (1) the Fund’s liabilities, and (2) the aggregate liquidation value (i.e., $25,000 per outstanding share) of the ARCPS.

(f) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(g) Cash flow information. The Fund invests in securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments are presented in the Statement of Cash Flows.

(h) Senior loans. Senior Loans generally are arranged through private negotiations between a borrower and several financial institutions (“Lenders”) represented in each case by one or more such Lenders acting as agent of the Lenders. On behalf of the Lenders, the agent will be primarily responsible for negotiating the loan agreement that establishes the relative terms and conditions of the Senior Loan and rights of the borrower and the Lenders. Also, an agent typically administers the terms of the loan agreement and is responsible for the monitoring of collateral and collection of principal and interest and fee payments from the borrower and the apportionment of these payments to the credit of all investors which are parties to the loan agreement. The Fund may act as one of the group of Lenders in a Senior Loan, and purchase assignments and participations in Senior Loans from third parties. Senior Loans are subject to credit risks, including the risk of nonpayment of scheduled interest or loan payments.

Effective during the period, there was a change in investment policy relating to the use of administrative agents. When acting as lender in a collateralized senior loan, the Fund will

20	LMP Corporate Loan Fund Inc. 2014 Semi-Annual Report

no longer be required to utilize administrative agents who at the time of investment by the Fund have outstanding debt or deposit obligations rated investment grade. Instead, the Fund will utilize only those administrative agents that meet certain criteria established by the sub-adviser, including an analysis of a proposed agent’s financial condition based on the agent’s capital, assets, debt and liquidity as well as overall service quality and settlement experience.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(i) Unfunded loan commitments. The Fund may enter into certain credit agreements where all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Schedule of Investments. At March 31, 2014, the Fund had sufficient cash and/or securities to cover these commitments.

(j) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

However, due to the timing of when distributions are made by the Fund, the Fund may be subject to an excise tax of 4% of the amount by which 98% of the Fund’s annual taxable income and 98.2% of net realized gains exceed the distributions from such taxable income and realized gains for the calendar year. The Fund paid $115,000 of Federal excise taxes attributable to calendar year 2013 in March 2014.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of March 31, 2014, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(k) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and prior to December 1, 2012, Citigroup Alternative Investments, LLC (“CAI”) was the Fund’s

LMP Corporate Loan Fund Inc. 2014 Semi-Annual Report	21

Notes to financial statements (unaudited) (cont’d)

subadviser. Effective December 1, 2012, LMPFA assumed responsibility for the day-to-day management of the Fund’s portfolio, as well as continuing to provide administrative and certain oversight services to the Fund. Following LMPFA’s assumption of the day-to-day management of the Fund’s portfolio, the Fund no longer has a subadviser. LMPFA is a wholly-owned subsidiary of Legg Mason, Inc. (“Legg Mason”) and CAI is a wholly-owned subsidiary of Citigroup, Inc. (“Citigroup”).

The Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.80% of the Fund’s average daily net assets plus assets attributable to the liquidation value of the Fund’s outstanding ARCPS plus proceeds of any outstanding borrowings used for leverage.

Prior to December 1, 2012, LMPFA had delegated to CAI the day-to-day portfolio management of the Fund. For its services, LMPFA paid CAI a fee of 0.50% of the Fund’s average daily net assets plus assets attributable to the liquidation value of the Fund’s outstanding ARCPS plus proceeds of any outstanding borrowings used for leverage. These fees were calculated daily and paid monthly.

Effective December 1, 2012, upon assumption of responsibility for the day-to-day management of the Fund’s portfolio, LMPFA agreed to a waiver in the amount of 0.05% of the investment advisory fee that is paid to it by the Fund. The waiver will extend through November 30, 2014.

During periods in which the Fund utilizes financial leverage, the fees which are payable to the investment manager as a percentage of the Fund’s net assets will be higher than if the Fund did not utilize leverage because the fees are calculated as a percentage of the Fund’s assets, including those investments purchased with leverage.

During the six months ended March 31, 2014, fees waived and/or expenses reimbursed amounted to $48,441.

All officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the six months ended March 31, 2014, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$63,144,754
Sales	74,648,517

At March 31, 2014, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$3,778,011
Gross unrealized depreciation	(803,358)
Net unrealized appreciation	$2,974,653

22	LMP Corporate Loan Fund Inc. 2014 Semi-Annual Report

4. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

During the six months ended March 31, 2014, the Fund did not invest in any derivative instruments.

5. Loan

The Fund has a revolving credit agreement with State Street Bank and Trust Company, which allows the Fund to borrow up to an aggregate amount of $50,000,000. This agreement will terminate on December 5, 2014, but will renew everyday for a 270-day term unless notice to contrary is given to the Fund. Effective December 15, 2010, the Fund pays a commitment fee at an annual rate of 0.10% on the unutilized portion of the loan. The interest on the loan is calculated at a variable rate based on LIBOR, Fed Funds or Prime Rates plus any applicable margin. Securities held by the Fund are subject to a lien, granted to the lenders, to the extent of the borrowing outstanding and any additional expenses. Interest expense related to the loan for the six months ended March 31, 2014 was $164,461. For the six months ended March 31, 2014, the Fund incurred commitment fees of $9,859. For the six months ended March 31, 2014, the Fund had an average daily loan balance outstanding of $30,500,000 and the weighted average interest rate was 1.08%. At March 31, 2014, the Fund had $30,500,000 of borrowings outstanding per this credit agreement.

6. Distributions subsequent to March 31, 2014

The following distributions have been declared by the Fund’s Board of Directors and are payable subsequent to the period of this report:

Record Date	Payable Date	Amount
4/17/14	4/25/14	$0.0725
5/23/14	5/30/14	$0.0725
6/20/14	6/27/14	$0.0725

7. Auction rate cumulative preferred stock

As of March 31, 2014, the Fund has 1,400 outstanding shares of ARCPS (combining both Series “A” and “B”). The ARCPS’ dividends are cumulative at a rate determined at an auction and the dividend period will typically be 28 days. The dividend rate cannot exceed a certain maximum rate, including in the event of a failed auction, unless the Board of Directors of the Fund authorizes an increased maximum rate. Due to failed auctions experienced by the Fund’s ARCPS starting on February 27, 2008, the Fund paid the applicable maximum rate which was calculated as 150% of the prevailing 30-day “AA” Financial Composite Commercial Paper Rate. The Fund may pay higher maximum rates if the rating of the Fund’s ARCPS were to be lowered by the rating agencies. The dividend rates ranged from 0.075% to 0.227% during the six months ended March 31, 2014. At March 31, 2014, the dividend rates were as follows:

	Series A	Series B
Dividend rates	0.105%	0.090%

The ARCPS are redeemable under certain conditions by the Fund at a redemption price equal to the liquidation preference, which is the sum of $25,000 per share plus accumulated and unpaid dividends. ARCPS are otherwise not redeemable by holders of the shares.

LMP Corporate Loan Fund Inc. 2014 Semi-Annual Report	23

Notes to financial statements (unaudited) (cont’d)

The Fund is required to maintain certain asset coverages with respect to the ARCPS. If the Fund fails to maintain these asset coverages and does not cure any such failure within the required time period, the Fund is required to redeem a requisite number of the ARCPS in order to meet the applicable requirement. Additionally, failure to meet the foregoing asset coverage requirements would restrict the Fund’s ability to pay dividends to common shareholders.

Citigroup Global Markets Inc. (“CGM”), another indirect wholly-owned subsidiary of Citigroup, currently acts as a broker/dealer in connection with the auction of ARCPS. After each auction, the auction agent will pay to each broker/dealer, from monies the Fund provides, a participation fee at the annual rate of 0.25% of the purchase price of the ARCPS that the broker/dealer places at the auction. However, on August 12, 2009, CGM reduced its participation fee to an annual rate of 0.05% of the purchase price of the ARCPS, in the case of a failed auction. For the six months ended March 31, 2014, CGM earned $8,828 as a participating broker/dealer.

8. Capital loss carryforward

As of September 30, 2013, the Fund had the following net capital loss carryforwards remaining:

Year of Expiration	Amount
9/30/2017	$(6,034,403)
9/30/2018	(12,566,104)
$(18,600,507)

These amounts will be available to offset any future taxable capital gains.

9. Recent accounting pronouncement

The Fund has adopted the disclosure provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2011-11 (“ASU 2011-11”), Balance Sheet (Topic 210) — Disclosures about Offsetting Assets and Liabilities along with the related scope clarification provisions of FASB Accounting Standards Update 2013-01 (“ASU 2013-01”) entitled Balance Sheet (Topic 210) — Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. ASU 2011-11 is intended to enhance disclosures on the offsetting of financial assets and liabilities by requiring entities to disclose both gross and net information about financial instruments and transactions that are either offset in the statement of assets and liabilities or subject to a master netting agreement or similar arrangement. ASU 2013-01 limits the scope of ASU 2011-11’s disclosure requirements on offsetting to financial assets and financial liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions.

24	LMP Corporate Loan Fund Inc. 2014 Semi-Annual Report

Board approval of management agreement (unaudited)

Background

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the Board of Directors (the “Board”) of LMP Corporate Loan Fund Inc. (the “Fund”), including a majority of its members that are not considered to be “interested persons” under the 1940 Act (the “Independent Directors”) voting separately, approve on an annual basis the continuation of the investment management contract (the “Management Agreement”) with the Fund’s manager, Legg Mason Partners Fund Advisor, LLC (the “Manager”). At a meeting (the “Contract Renewal Meeting”) held in-person on November 13 and 14, 2013, the Board, including the Independent Directors, considered and approved the continuation of the Management Agreement for an additional one-year term. To assist in its consideration of the renewal of the Management Agreement, the Board received and considered a variety of information (together with the information provided at the Contract Renewal Meeting, the “Contract Renewal Information”) about the Manager, as well as the management arrangements for the Fund and the other closed-end funds in the same complex under the Board’s supervision (collectively, the “Legg Mason Closed-end Funds”), certain portions of which are discussed below. A presentation made by the Manager to the Board at the Contract Renewal Meeting in connection with its evaluation of the Management Agreement encompassed the Fund and other Legg Mason Closed-end Funds. In addition to the Contract Renewal Information, the Board received performance and other information throughout the year related to the services rendered by the Manager and others to the Fund. The Board’s evaluation took into account the information received throughout the year and also reflected the knowledge and familiarity gained as members of the Board of the Fund and the other Legg Mason Closed-end Funds with respect to the services provided to the Fund by the Manager.

The Manager provides the Fund with investment advisory and administrative services pursuant to the Management Agreement. The discussion below covers both the advisory and administrative functions being rendered by the Manager, or, in the case of investment advisory services, to be rendered by the Manager, each such function being encompassed by the Management Agreement.

Board approval of management agreement

In its deliberations regarding renewal of the Management Agreement, the Board, including the Independent Directors, considered the factors below.

Nature, extent and quality of the services under the management agreement

The Board received and considered Contract Renewal Information regarding the nature, extent and quality of services provided to the Fund by the Manager under the Management Agreement during the past year. The Board also reviewed Contract Renewal Information regarding the Fund’s compliance policies and procedures established pursuant to the 1940 Act.

The Board considered the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge

LMP Corporate Loan Fund Inc.	25

Board approval of management agreement (unaudited) (cont’d)

of the Manager and its affiliates, the Contract Renewal Information and the Board’s discussions with the Manager at the Contract Renewal Meeting, the general reputation and investment performance records of the Manager and its affiliates and the financial resources available to the corporate parent of the Manager, Legg Mason, Inc. (“Legg Mason”), to support their activities in respect of the Fund and the other Legg Mason Closed-end Funds.

The Management Agreement permits the Manager to delegate certain of its responsibilities, including its investment advisory duties thereunder, provided that the Manager, in each case, will supervise the activities of the delegee. Pursuant to this provision of the Management Agreement, the Manager, prior to December 1, 2012, did not provide day-to-day portfolio management services to the Fund but rather delegated such responsibilities to Citigroup Alternative Investments LLC (“CAI”), an indirect wholly owned subsidiary of Citigroup, Inc. (“Citigroup”) pursuant to a separate sub-advisory agreement (the “CAI Sub-Advisory Agreement”) with the Manager. The CAI Sub-Advisory Agreement expired on November 30, 2012.

The Manager, acting pursuant to its discretionary authority under the Management Agreement, assumed responsibility for day-to-day management of the Fund’s investment portfolio (the “Assumption”) on December 1, 2012 (the “Assumption Date”). The Manager implemented a Management Fee waiver (the “Management Fee Waiver”) of 0.05% for one year, until November 30, 2014, as a result of the elimination of CAI’s fees under the CAI Sub-Advisory Agreement, which were paid by the Manager.

In reaching its determinations at the Contract Renewal Meeting regarding continuation of the Management Agreement, the Board considered the present and expected responsibilities of the Manager under the Management Agreement, including the Manager’s coordination and oversight of the services provided to the Fund by others. The Board also took into account that Fund shareholders, in pursuing their investment goals and objectives, likely purchased their shares based upon the reputation and the investment style, philosophy and strategy of the Manager, as well as the resources available to the Manager.

The Board concluded that, overall, the nature, extent and quality of the management, investment advisory and other services provided to the Fund under the Management Agreement have been satisfactory under the circumstances.

Fund performance

The Board received and considered performance information and analyses (the “Lipper Performance Information”) for the Fund, as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Performance Universe included the Fund and all leveraged closed-end loan participation

26	LMP Corporate Loan Fund Inc.

funds, as classified by Lipper, regardless of asset size. The Board noted that it had received and discussed with the Manager information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark and its peer funds as selected by Lipper. The Performance Universe consisted of at least twenty-six funds for each of the 1-, 3- and 5-year periods ended June 30, 2013 but of only eleven funds for the 10-year period ended such date.

The Lipper Performance Information comparing the Fund’s performance to that of the Performance Universe based on net asset value per share showed, among other things, that the Fund’s performance for the 1-year period ended June 30, 2013 was ranked in the fifth quintile of the funds in the Performance Universe for that period. In these rankings, the first quintile represents funds with the best performance in the Performance Universe and the fifth quintile represents funds with poorest performance among the funds in the Performance Universe. The Fund’s performance among the funds in the Performance Universe was ranked in the second quintile for the 3-year period ended June 30, 2013 and in the first quintile for each of the 5- and 10-year periods ended such date. The Fund’s performance for the 1-year period ended June 30, 2013 was worse than the median performance for the Performance Universe for that period but was better than the Performance Universe median for each of the 3-, 5- and 10-year periods. In addition to the Fund’s performance relative to the Performance Universe, the Board considered its performance in absolute terms and relative to its benchmark. On a net asset value basis, the Fund underperformed its benchmark for the 1- and 3-year periods ended June 30, 2013 but outperformed its benchmark for the 5- and 10-year periods ended such date. The Board noted that the current portfolio management team assumed responsibility for management of the Fund’s investment portfolio from CAI only on the Assumption Date. The Board did not give significant weight to the Lipper Performance Information or other performance information presented at the Contract Renewal Meeting for the 3-, 5- and 10-year periods ended June 30, 2013 since the results were largely achieved by CAI. In addressing the Fund’s performance for the 1-year period, the Manager noted that the Fund tended to be more conservative, with a greater portfolio allocation to quality, and also had a limited exposure to fixed rate bonds. Lower quality and fixed rate bonds outperformed for the 1-year period. The Board considered the Fund’s limited performance history under its current portfolio management team.

Based on the reviews and discussions of Fund performance and considering other relevant factors, including those noted above, the Board concluded that, under the circumstances, continuation of the Management Agreement for an additional one-year period would be in the interests of the Fund and its shareholders.

Management fees and expense ratios

The Board reviewed and considered the management fee (the “Management Fee”) payable by the Fund to the Manager under the Management Agreement in light of the nature, extent and overall quality of the management, investment advisory and other services provided by the Manager.

LMP Corporate Loan Fund Inc.	27

Board approval of management agreement (unaudited) (cont’d)

Additionally, the Board received and considered information and analyses prepared by Lipper (the “Lipper Expense Information”) comparing the Management Fee and the Fund’s overall expenses with those of funds in an expense universe (the “Expense Universe”) selected and provided by Lipper. The comparison was based upon the constituent funds’ latest fiscal years. The Expense Universe consisted of the Fund and seven other leveraged high closed-end loan participation funds, as classified by Lipper. The eight Expense Universe funds had net common share assets ranging from the Fund’s $123.1 million to $382.3 million.

The Lipper Expense Information, comparing the Management Fee as well as the Fund’s actual total expenses to the Fund’s Expense Universe, showed, among other things, that the Management Fee on a contractual basis was ranked second among the funds in the Expense Universe (first being lowest). On the basis of common share assets only, the Fund’s actual Management Fee (i.e., giving effect to any voluntary fee waivers implemented by the Manager with respect to the Fund and by the managers of the other Expense Universe funds) and actual total expenses each ranked fourth among the funds in the Expense Universe. The Lipper Expense Information also showed that, on the basis of both common share and leveraged assets, the Fund’s actual Management Fee and actual total expenses each ranked second among the funds in the Expense Universe. Each of the Fund’s expense components was better (i.e., lower) than the Expense Universe median for that expense component. The Board considered that the small number of the funds in the Expense Universe made meaningful expense comparisons difficult.

The Board also reviewed Contract Renewal Information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, institutional and separate accounts. The Board was advised that the fees paid by such institutional, separate account and other clients (collectively, “institutional clients”) generally are lower, and may be significantly lower, than the Management Fee. The Contract Renewal Information discussed the significant differences in scope of services provided to the Fund and to institutional clients. Among other things, institutional clients have fewer compliance, administration and other needs than the Fund and the Fund is subject not only to heightened regulatory requirements relative to institutional clients but also to requirements for listing on the New York Stock Exchange. The Contract Renewal Information noted further that the Fund is provided with administrative services, office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers. The Contract Renewal Information included information regarding management fees paid by open-end mutual funds in the same complex (the “Legg Mason Open-end Funds”) and such information indicated that the management fees paid by the Legg Mason Closed-end Funds generally were higher than those paid by the Legg Mason Open-end Funds. The Manager, in response to an inquiry by the Board as to the reasons for the fee differential, provided information as to differences between the services provided to the Fund and the other Legg Mason Closed-end Funds and the services provided to the Legg Mason Open-end Funds.

28	LMP Corporate Loan Fund Inc.

The Board considered the fee comparisons in light of the different services provided in managing these other types of clients and funds.

Taking all of the above into consideration, the Board determined that the Management Fee was reasonable in light of the nature, extent and overall quality of the management, investment advisory and other services provided by the Manager to the Fund under the Management Agreement.

Manager profitability

The Board, as part of the Contract Renewal Information, received an analysis of the profitability to the Manager and its affiliates in providing services to the Fund for the Manager’s fiscal years ended March 31, 2013 and March 31, 2012. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received Contract Renewal Information with respect to the Manager’s revenue and cost allocation methodologies used in preparing such profitability data. The Board received a report from an outside consultant engaged by the Manager that had reviewed the Manager’s revenue and cost allocation methodologies. The profitability analysis presented to the Board as part of the Contract Renewal Information indicated that profitability to the Manager had increased by 16 percent during the period covered by the analysis, but remained at a level which was not considered excessive by the Board in light of judicial guidance and the nature, extent and overall quality of the management, investment advisory and other services provided to the Fund by the Manager during the period covered by the analysis. The Board considered that the sub-advisory fees payable to CAI under the CAI Sub-Advisory Agreement had been paid by the Manager, not the Fund, until November 30, 2012, and that the reported increase in the Manager’s profitability in part reflected the impact of the expiration of the CAI Sub-Advisory Agreement, and consequent elimination of CAI’s sub-advisory fees. The impact on the Manager’s profitability of the elimination of CAI’s sub-advisory fees was not completely offset by implementation of the Management Fee Waiver. The Board further considered that the Management Fee Waiver is scheduled to expire in November 2014 and that the expiration could increase the Manager’s profitability from its relationship with the Fund, but noted that it would have the ability to monitor any future increases in profitability on an annual basis.

Economies of scale

The Board received and discussed Contract Renewal Information concerning whether the Manager realizes economies of scale if the Fund’s assets grow. The Board noted that because the Fund is a closed-end fund with no current plans to seek additional assets beyond maintaining its dividend reinvestment plan, any significant growth in its assets generally will occur through appreciation in the value of the Fund’s investment portfolio, rather than sales of additional shares in the Fund. The Board determined that the Management Fee structure, which incorporates no breakpoints reducing the Management Fee at specified increased asset levels, was appropriate under present circumstances.

LMP Corporate Loan Fund Inc.	29

Board approval of management agreement (unaudited) (cont’d)

Other benefits to the manager

The Board considered other benefits received by the Manager and its affiliates as a result of their relationship with the Fund and did not regard such benefits as excessive.

*  *  *

In light of all of the foregoing and other relevant factors, the Board determined that, under the circumstances, continuation of the Management Agreement would be consistent with the interests of the Fund and its shareholders and unanimously voted to continue each Agreement for a period of one additional year. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve continuation of the Management Agreement, and each Board member attributed different weights to the various factors. The Independent Directors were advised by separate independent legal counsel throughout the process. Prior to the Contract Renewal Meeting, the Board received a memorandum prepared by the Manager discussing its responsibilities in connection with the proposed continuation of the Management Agreement as part of the Contract Renewal Information and the Independent Directors separately received a memorandum discussing such responsibilities from their independent counsel. Prior to voting, the Independent Directors also discussed the proposed continuation of the Management Agreement in private sessions with their independent legal counsel at which no representatives of the Manager were present.

30	LMP Corporate Loan Fund Inc.

Additional shareholder information (unaudited)

Results of annual meeting of shareholders

The Annual Meeting of Shareholders of LMP Corporate Loan Fund Inc. was held on January 31, 2014, for the purpose of considering and voting upon the election of Directors. The following table provides information concerning the matter voted upon at the Meeting:

Election of directors

Nominees	Common Shares and Preferred Shares, voting together, Voted for Election	Common Shares and Preferred Shares, voting together, Withheld
Daniel P. Cronin	8,852,282	413,258
Kenneth D. Fuller	8,831,049	434,491
Leslie H. Gelb	8,828,946	436,594
Eileen A. Kamerick	8,850,539	415,001

At March 31, 2014, in addition to Daniel P. Cronin, Kenneth D. Fuller, Leslie H. Gelb and Eileen A. Kamerick, the other Directors of the Fund were as follows:

Carol L. Colman

Paolo M. Cucchi

William R. Hutchinson

Riordan Roett

Jeswald W. Salacuse

LMP Corporate Loan Fund Inc.	31

Dividend reinvestment plan (unaudited)

Pursuant to the Dividend Reinvestment Plan (the “Plan”), shareholders whose common stock (“Common Stock”) is registered in their own names will be deemed to have elected to have all distributions reinvested automatically in additional Common Stock of the Fund by American Stock Transfer & Trust Company (“AST” or “Plan Agent”), as agent under the Plan, unless such shareholders elect to receive distributions in cash. Shareholders who elect to receive distributions in cash will receive all distributions in cash paid by check in U.S. dollars mailed directly to the shareholder by AST, as dividend paying agent. In the case of shareholders such as banks, brokers or nominees, which hold Common Stock for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares of Common Stock certified from time to time by the record shareholders as representing the total amount registered in the record shareholder’s name and held for the account of beneficial owners that have not elected to receive distributions in cash. Investors that own shares of Common Stock registered in the name of a bank, broker or other nominee should consult with such nominee as to participation in the Plan through such nominee, and may be required to have their shares registered in their own names in order to participate in the Plan.

The Plan Agent serves as agent for the shareholders in administering the Plan. Unless the Board of Directors of the Fund declares a dividend or capital gains distribution payable only in cash, non-participants in the Plan will receive cash and participants in the Plan will receive shares of Common Stock of the Fund, to be issued by the Fund or purchased by the Plan Agent in the open market as outlined below. Whenever the market price per share of Common Stock is equal to or exceeds the net asset value per share as of the determination date (defined as the fourth New York Stock Exchange trading day preceding the payment date for the dividend or distribution), participants will be issued new shares of Common Stock at a price per share equal to the greater of: (a) the net asset value per share on the valuation date or (b) 95% of the market price per share on the valuation date. Except as noted below, the valuation date generally will be the dividend or distribution payment date. If net asset value exceeds the market price of the Fund’s shares of Common Stock as of the determination date, the Plan Agent will, as agent for the participants, buy shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts as soon as practicable commencing on the trading day following the determination date and generally terminating no later than 30 days after the dividend or distribution payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of a share of Common Stock, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund’s shares, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in shares of Common Stock issued by the Fund. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the permissible purchase period or if the market discount shifts to a market premium during such purchase period, the Plan Agent will cease making open-market purchases and will receive the uninvested portion of the dividend amount in newly issued shares of Common Stock (in which case the valuation date

32	LMP Corporate Loan Fund Inc.

will be the date such shares are issued) at a price per share equal to the greater of (a) the net asset value per share on the valuation date or (b) 95% of the market price per share on the valuation date.

A shareholder may elect to withdraw from the Plan at any time upon written notice to the Plan Agent or by calling the Plan Agent at 1-877-366-6441. When a participant withdraws from the Plan, or upon termination of the Plan as provided below, certificates for whole shares of Common Stock credited to his or her account under the Plan will be issued and a cash payment will be made for any fractional shares credited to such account. An election to withdraw from the Plan will, until such election is changed, be deemed to be an election by a shareholder to take all subsequent dividends and distributions in cash. Elections will be effective immediately if notice is received by the Plan Agent not less than ten days prior to any dividend or distribution record date; otherwise such termination will be effective after the investment of the then current dividend or distribution. If a withdrawing shareholder requests the Plan Agent to sell the shareholder’s shares upon withdrawal from participation in the Plan, the withdrawing shareholder will be required to pay a $5.00 fee plus brokerage commissions.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in noncertificated form in the name of the participant, and each shareholder’s proxy will include those shares of Common Stock purchased pursuant to the Plan.

There is no charge to participants for reinvesting dividends or capital gains distributions. The Plan Agent’s fee for the handling of reinvestment of dividends and distributions will be paid by the Fund. There will be no brokerage charges with respect to shares of Common Stock issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends or capital gains distributions.

The automatic reinvestment of dividends and distributions will not relieve participants of any U.S. federal income tax that may be payable on such dividends or distributions.

Experience under the Plan may indicate that changes thereto may be desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid: (i) subsequent to notice of the change sent to all participants at least 30 days before the record date for such dividend or distribution or (ii) otherwise in accordance with the terms of the Plan. The Plan also may be amended or terminated by the Plan Agent, with the Board of Directors’ prior written consent, on at least 30 days’ prior written notice to all participants. All correspondence concerning the Plan should be directed by mail to American Stock Transfer & Trust Company, 6201 15th Avenue, Brooklyn, New York 11219 or by telephone at 1-888-888-0151.

LMP Corporate Loan Fund Inc.	33

LMP

Corporate Loan Fund Inc.

Directors

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

Leslie H. Gelb

Kenneth D. Fuller

Chairman

William R. Hutchinson

Eileen A. Kamerick

Riordan Roett

Jeswald W. Salacuse

Officers

Kenneth D. Fuller

President and Chief Executive Officer

Richard F. Sennett

Principal Financial Officer

Ted P. Becker

Chief Compliance Officer

Vanessa A. Williams

Identity Theft Prevention Officer

Robert I. Frenkel

Secretary and Chief Legal Officer

Thomas C. Mandia

Assistant Secretary

Steven Frank

Treasurer

Jeanne M. Kelly

Senior Vice President

LMP Corporate Loan Fund Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Investment manager

Legg Mason Partners Fund

Advisor, LLC

Auction agent

Deutsche Bank

60 Wall Street

New York, NY 10005

Custodian

State Street Bank and Trust Company

1 Lincoln Street

Boston, MA 02111

Transfer agent

American Stock Transfer & Trust Company

6201 15th Avenue

Brooklyn, NY 11219

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Legal counsel

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, NY 10017-3909

New York Stock Exchange Symbol

TLI

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-888-777-0102.

Revised April 2011

NOT PART OF THE SEMI-ANNUAL REPORT

LMP Corporate Loan Fund Inc.

LMP Corporate Loan Fund Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its Common Stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) on the Fund’s website at www.lmcef.com and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of LMP Corporate Loan Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in this report.

American Stock

Transfer & Trust Company

6201 15th Avenue

Brooklyn, NY 11219

FD01642 5/14 SR14-2199

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOITNG POLIIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8(b)	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

On or about March 31, 2014, S. Kenneth Leech became part of the portfolio management team of the Fund.

NAME AND ADDRESS	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
S. Kenneth Leech LMPFA 620 Eighth Avenue New York, NY 10018	Since March 31, 2014	Responsible for the day-to-day management with other members of the Fund’s portfolio management team; Investment Officer of LMPFA; Mr. Leech has more than 30 years of investment industry experience.

The following tables set forth certain additional information with respect to the above named fund’s portfolio manager responsible for the day-to-day management with other members of the Fund’s portfolio management team for the fund. Unless noted otherwise, all information is provided as of March 31, 2014.

Other Accounts Managed by Portfolio Manager

The table below identifies the number of accounts (other than the fund) for which the below named fund’s portfolio manager has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

Name of PM	Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Advisory Fee is Performance -Based	Assets Managed for which Advisory Fee is Performance- Based
S. Kenneth Leech*‡	Other Registered Investment Companies	106	$201.7 billion	None	None
	Other Pooled Vehicles	242	$91.0 billion	9	$1.6 billion
	Other Accounts	692	$175.9 billion	55	$16.7 billion

*	On or about March 31, 2014, Mr. Leech joined the portfolio management team of the fund and the portfolio management teams having investment responsibility for other registered investment companies, other pooled investment vehicles and other accounts. Information in this table relating to Mr. Leech reflects the assets under management of these additional registered investment companies, other pooled investment vehicles and other accounts as of March 31, 2014.

(a)(3): Portfolio Manager Compensation

With respect to the compensation of the portfolio managers, the compensation system assigns each employee a total compensation range, which is derived from annual market surveys that benchmark each role with its job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results. Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, a subadviser’s employees are eligible for bonuses. These are structured to closely align the interests of employees with those of a subadviser, and are determined by the professional’s job function and pre-tax performance as measured by a formal review process. All bonuses are completely discretionary. The principal factor considered is a portfolio manager’s investment performance versus appropriate peer groups and benchmarks (e.g., a securities index and with respect to a fund, the benchmark set forth in the fund’s Prospectus to which the fund’s average annual total returns are compared or, if none, the benchmark set forth in the fund’s annual report). Performance is reviewed on a 1, 3 and 5 year basis for compensation—with 3 years having the most emphasis. A subadviser may also measure a portfolio manager’s pre-tax investment performance against other benchmarks, as it determines appropriate. Because portfolio managers are generally responsible for multiple accounts (including the funds) with similar investment strategies, they are generally compensated on the performance of the aggregate group of similar accounts, rather than a specific account. Other factors that may be considered when making bonus decisions include client service, business development, length of service to a subadviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to a subadviser’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason stock options and long-term incentives that vest over a set period of time past the award date.

Potential Conflicts of Interest

Conflicts of Interest

The manager, subadvisers and portfolio managers have interests which conflict with the interests of the fund. There is no guarantee that the policies and procedures adopted by the manager, the subadvisers and the fund will be able to identify or mitigate these conflicts of interest.

Some examples of material conflicts of interest include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. A portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those funds and accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. Such a portfolio manager may make general determinations across multiple funds, rather than tailoring a unique approach for each fund. The effects of this conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities; Aggregation of Orders. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit the fund’s ability to take full advantage of the investment opportunity. Additionally, a subadviser may aggregate transaction orders for multiple accounts for purpose of execution. Such aggregation may cause the price or brokerage costs to be less favorable to a particular client than if similar transactions were not being executed concurrently for other accounts. In addition, a subadviser’s trade allocation policies may result in the fund’s orders not being fully executed or being delayed in execution.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts. For example, a portfolio manager may determine that it would be in the interest of another account to sell a security that the fund holds long, potentially resulting in a decrease in the market value of the security held by the fund.

Cross Trades. Portfolio managers may manage funds that engage in cross trades, where one of the manager’s funds or accounts sells a particular security to another fund or account managed by the same manager. Cross trades may pose conflicts of interest because of, for example, the possibility that one account sells a security to another account at a higher price than an independent third party would pay or otherwise enters into a transaction that it would not enter into with an independent party, such as the sale of a difficult-to-obtain security.

Selection of Broker/Dealers. Portfolio managers may select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide subadvisers with brokerage and research services, These services may be taken into account in the selection of brokers and dealers whether a broker is being selected to effect a trade on an agency basis for a commission or (as is normally the case for the funds) whether a dealer is being selected to effect a trade on a principal basis. This may result in the payment of higher brokerage fees and/or execution at a less favorable price than might have otherwise been available. The services obtained may ultimately be more beneficial to certain of the manager’s funds or accounts than to others (but not necessarily to the funds that pay the increased commission or incur the less favorable execution). A decision as to the selection of brokers and dealers could therefore yield disproportionate costs and benefits among the funds and/or accounts managed.

Variation in Financial and Other Benefits. A conflict of interest arises where the financial or other benefits available to a portfolio manager differ among the funds and/or accounts that he or she manages. If the amount or structure of the investment manager’s management fee and/or a portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. Similarly, the desire to maintain assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager. A portfolio manager may, for example, have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor such funds and/or accounts. Also, a portfolio manager’s or the manager’s or a subadviser’s desire to increase assets under management could influence the portfolio manager to keep a fund open for new investors without regard to potential benefits of closing the fund to new investors. Additionally, the portfolio manager might be motivated to favor funds and/or accounts in which he or she has an ownership interest or in which the investment manager and/or its affiliates have ownership interests. Conversely, if a portfolio manager does not personally hold an investment in the fund, the portfolio manager’s conflicts of interest with respect to the fund may be more acute.

Related Business Opportunities. The investment manager or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the investment manager and its affiliates.

(a)(4): Portfolio Manager Securities Ownership

The table below identifies the dollar range of securities beneficially owned by the portfolio manager as of March 31, 2014.

Portfolio Manager	Dollar Range of Portfolio Securities Beneficially Owned
S. Kenneth Leech	A

Dollar Range ownership is as follows:

A: none

B: $1 - $10,000

C: 10,001 - $50,000

D: $50,001 - $100,000

E: $100,001 - $500,000

F: $500,001 - $1 million

G: over $1 million

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

LMP Corporate Loan Fund Inc.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date:	May 28, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date:	May 28, 2014

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	May 28, 2014